Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of the 25th day of September, 2017, by and between THE ENTITIES LISTED ON SCHEDULE 1 ATTACHED HERETO, each a Delaware limited liability company, with an address c/o Hamilton Point Investments LLC, 2 Huntley Road, Old Lyme, Connecticut 06371 (individually and collectively as the context may require, “Property Seller”), HPI REAL ESTATE OPPORTUNITY FUND III, LLC, a Delaware limited liability company, with an address c/o Hamilton Point Investments LLC, 2 Huntley Road, Old Lyme, Connecticut 06371 (“Entity Seller” and collectively with the Property Seller as the context may require, “Seller”) and INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership, with an address c/o Independence Realty Trust, Two Liberty Place, 50 S. 16th Street, Suite 3575, Philadelphia, Pennsylvania 19102 (“Buyer”).

RECITALS:

A.Seller and Buyer have entered that certain Purchase and Sale Agreement dated as of September 3, 2017 (the “Purchase Agreement”).

B.Seller and Buyer desire to amend the Purchase Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Defined Terms.Capitalized terms contained but not defined in this Amendment shall have the meaning ascribed to such terms in the Purchase Agreement.

2.	Individual Property Allocations. Seller and Buyer agree that the Individual Property Allocations are as set forth on Exhibit A attached hereto and made a part hereof.

3.	Purchase Price.

(a)	The following subsection (iii) is hereby added to Section 1.3(c) of the Purchase Agreement:

“(iii)Notwithstanding any provision to the contrary herein, the Individual Property Allocations with respect to the Tides Property and the Tides Vacant Land shall be paid at the Tides Closing (as defined below) and the Individual Property Allocation with respect to the Live Oak Property shall be paid at the Live Oak Closing (as defined below).”

(b)	The following subsection (iv) is hereby added to Section 1.3(c) of the Purchase Agreement:

“(iv)Notwithstanding any provision to the contrary herein, Buyer shall be entitled to a credit against the Purchase Price on account of rental income equal to One Hundred Thousand Dollars ($100,000.00) at the Tides Closing.”

4.	Closing Date. Section 2.2 is hereby deleted and replaced with the following:

“(a)The “Defeasance Closing Date” shall occur on or before the date that is ten (10) business days after the expiration of the Due Diligence Period or, at Buyer’s request, on such earlier date as mutually agreed upon between the parties and reasonably practical under the circumstances, each of Seller and Buyer hereby acknowledging that they will use commercially reasonable efforts to complete the Defeasance Closing on September 26, 2017.   The terms “Defeasance Close of Escrow” and “Defeasance Closing” shall mean the date by which each of the parties is required to deliver to Escrow Holder all of the documents and funds required by this Agreement with respect to the Defeasance Property, and to notify the Escrow Holder that all conditions precedent to the release of such documents and funds from Escrow for delivery to the persons entitled thereto have occurred.

(b)The “Assumption Closing Date” shall occur on the date that is fifteen (15) days after receipt of the Assumption Approval or, at Buyer’s request, on such earlier date after the Assumption Approval as mutually agreed upon between the parties and reasonably practical under the circumstances.   The terms “Assumption Close of Escrow” and “Assumption Closing” shall mean the date by which each of the parties is required to deliver to Escrow Holder all of the documents and funds required by this Agreement with respect to the Assumption Property and to notify the Escrow Holder that all conditions precedent to the release of such documents and funds from Escrow for delivery to the persons entitled thereto have occurred.   Buyer shall use commercially reasonable efforts to obtain the Assumption Approval within ninety (90) days after the Effective Date.  If, despite using commercially reasonable efforts, Buyer is unable to obtain the Assumption Approval within ninety (90) days after the Effective Date, Buyer shall be granted an additional thirty-five (35) days to obtain the Assumption Approval so long as Buyer continues to use commercially reasonable efforts to obtain the Assumption Approval.  Notwithstanding anything to the contrary set forth herein, in the event the Assumption Approval is not obtained within one hundred twenty-five (125) days after the Effective Date despite Buyer’s commercially reasonable efforts, Seller may terminate this Agreement, in which event Buyer shall be entitled to the return of the Deposit less the Non-Refundable Portion which shall be paid to Seller, and the parties shall have no further obligations hereunder other than those which expressly survive the termination of this Agreement.

(c)Notwithstanding subsection (a) above, the “Tides Closing Date” shall be the first (1st) business day following the date upon which the mortgage loan secured by the Tides Property can be defeased. The terms “Tides Close of Escrow” and “Tides Closing” shall mean the date by which each of the parties is required to deliver to Escrow Holder all of the documents and funds required by this Agreement with respect to the Tides Property and Tides Vacant Land, and to notify the Escrow Holder that all conditions precedent to the release of such documents and funds from Escrow for delivery to the persons entitled thereto have occurred.

(d) Notwithstanding subsection (a) above, the “Live Oak Closing Date” shall be the date by which the Live Oak Closing shall occur pursuant to Section 5.1(c) hereof. The term “Live Oak Close of Escrow” and “Live Oak Closing” shall mean the date by which each of the parties is required to deliver to Escrow Holder all of the documents and funds required by this Agreement with respect to the Live Oak Property, if Buyer does not exercise its right to terminate this Agreement solely with respect to the Live Oak Property pursuant to Section 5.1(b) below, and to notify the Escrow Holder that all conditions precedent to the release of such documents and funds from Escrow for delivery to the persons entitled thereto have occurred.

(e) As used herein, (i) the term “Closing Date” shall mean the Defeasance Closing Date, the Assumption Closing Date, the Tides Closing Date or the Live Oak Closing Date, as the context may require; (ii) the term “Close of Escrow” shall mean the Defeasance Close of Escrow, the Assumption Close of Escrow, the Tides Close of Escrow or the Live Oak Close of Escrow, as the context may require; and (iii) the term “Closing” shall mean the Defeasance Closing, the Assumption Closing, the Tides Closing or the Live Oak Closing, as the context may require.”

(f) Notwithstanding any provision to the contrary in subsection (b) above, the Assumption Closing Date may be held in stages in the event the Assumption Approval is received with respect to one or more Assumable Loans but remains pending on one or more Assumable Loans, it being the intent of Buyer and Seller that the Closing with respect to each Assumption Property shall occur on the date that is fifteen (15) days after receipt of the Assumption Approval as to such Assumption Property or, at Buyer’s request, on such earlier date as mutually agreed upon between the parties and reasonably practical under the circumstances.

5.	Conveyance of Title. The following subsection (c) is hereby added to Section 2.4 of the Purchase Agreement:

“(c) Notwithstanding any provision to the contrary herein, the deeds to the Tides Property and the Tides Vacant Land shall be delivered at least one (1) business day prior to the Tides Closing Date, and the Live Oak Deed shall be delivered at least one (1) business day prior to the Live Oak Closing Date.”

6.	Conditions to Seller’s Obligation to Sell.
(a)	Section 2.6(b)(v)(B) of the Purchase Agreement is hereby deleted.
(b)	The following subsections (ix) and (x) are hereby added to Section 2.6(b) of the Purchase Agreement”

“(ix) With respect to the Tides Closing Date, the Individual Property Allocation for the Tides Property and the Tides Vacant Land, plus all costs, fees and expenses of Buyer set forth in Section 1.3(d) hereof relating to the Tides Property and the Tides Vacant Land, to be released upon the confirmation that the deliveries required by both the Buyer and Seller under this Agreement have been received; and

(x) With respect to the Live Oak Closing Date, if Buyer does not exercise its right to terminate this Agreement solely with respect to the Live Oak Property pursuant to Section 5.1(b) below, the Individual Property Allocation for the Live Oak Property plus all costs, fees and expenses of Buyer set forth in Section 1.3(d) hereof, to be released upon the confirmation that the deliveries required by both the Buyer and Seller under this Agreement have been received.”

7. Due Diligence Period.  Notwithstanding any provision to the contrary in the Agreement, including Section 3.2 thereof, Buyer and Seller agree that (a) the Due Diligence Period shall be deemed to have expired upon execution of this Amendment and Buyer shall have no further right to terminate the Agreement pursuant to Section 3.2 and (b) the Deposit is nonrefundable to Buyer except as expressly set forth in the Agreement.

8.Approval of Title.  Reference is made to that certain letter dated September 14, 2017 from Buyer’s counsel to Seller (“Buyer’s Title Notice”).  With respect to objections #15, 20, 59 and 60 in Buyer’s Title Notice, Seller agrees to deliver at Closing an estoppel from Entity Seller in form and substance reasonably acceptable to Buyer and Seller.  With respect to objection #35, Seller shall use commercially reasonable efforts to obtain an estoppel from the Association (as defined in Buyer’s Title Notice) in form and substance reasonably satisfactory to Buyer.

9.Live Oak Termination.  Section 5.1(b) is hereby amended to replace the words “the expiration of the Due Diligence Period” in the seventh line thereof with “October 3, 2017”.

10.  Live Oak Repairs.  Buyer and Seller agree that the requirement in Section 5.1(c) for Live Oak Escrow Funds is hereby waived.  Section 5.1(c) is hereby deleted and replaced with the following:

“(c) Seller hereby agrees to complete all such repairs as set forth on Schedule 5.1(c) (the “Live Oak Repairs”) in a good and workmanlike manner prior to the Live Oak Closing.  Buyer agrees to inspect the Live Oak Property on or before October 3, 2017.  If, following such inspection, Buyer agrees that the Live Oak Repairs have been completed in a good and workmanlike manner, the parties shall conduct the Live Oak Closing within (5) business days after such determination.  Buyer shall notify Seller of its determination within two (2) business days after completion of its inspection.  If Buyer does not agree that the Live Oak Repairs have been completed in a good and workmanlike manner, the Live Oak Inspector (as defined below) shall inspect the Live Oak Property.  If, following its inspection of the Live Oak Property, the Live Oak Inspector determines that the Live Oak Repairs have been completed in a good and workmanlike manner, the parties shall conduct the Live Oak Closing within (5) business days after such determination.  If the Live Oak Inspector determines that the Live Oak Repairs have not been completed in a good and workmanlike manner, the parties shall cause the Live Oak Inspector to provide a detailed list of repairs that remain to be completed (the “Outstanding Repairs”) and Seller shall promptly complete all such Outstanding Repairs in a good and workmanlike manner.  In such event, the Live Oak Inspector shall re-inspect the Live Oak Property upon notice from Seller that all such Outstanding Repairs have been completed in a good and workmanlike manner and the process for re-inspections shall continue until the Live Oak Inspector determines that the Live Oak Repairs (including the Outstanding Repairs) have been completed in a good and workmanlike manner.  The parties shall conduct the Live Oak Closing within five (5) business days following the Live Oak Inspector’s determination that the Live Oak Repairs (including the Outstanding Repairs) have been completed in a good and workmanlike manner.  The cost of any inspection or re-inspection of the Live Oak Repairs by the Live Oak Inspector pursuant to this Section 5.1(c) shall be divided equally between Buyer and Seller.  As used herein, the term “Live Oak Inspector” shall mean an independent third-party engineer or similar professional licensed in the State of Louisiana selected by Buyer.

11.

Miscellaneous.This Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which will constitute one and the same Amendment and may be delivered by facsimile or PDF via electronic mail in a legally binding manner.

12.

No Further Modification. In the event of any inconsistency between the Agreement and this Amendment, the terms of this Amendment shall control.  Except as otherwise modified herein, all terms and conditions in the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, Buyer and Seller have executed this Amendment as of the date first above written.

PROPERTY SELLER:

HPI LIVE OAK TRACE LLC, a Delaware limited liability company

By: /s/ J. David Kelsey

Name: J. David Kelsey

Title:   Authorized Signatory

HPI TIDES LLC, a Delaware limited liability company

By: /s/ J. David Kelsey

Name: J. David Kelsey

Title:   Authorized Signatory

HPI TIDES LAND LLC, a Delaware limited liability company

By: /s/ J. David Kelsey

Name: J. David Kelsey

Title:   Authorized Signatory

HPI HUNTERSTONE LLC, a Delaware limited liability company

By: /s/ J. David Kelsey

Name: J. David Kelsey

Title:   Authorized Signatory

HPI CHERRY GROVE LLC, a Delaware limited liability company

By: /s/ J. David Kelsey

Name: J. David Kelsey

Title:   Authorized Signatory

HPI CREEKSIDE LLC, a Delaware limited liability company

By: /s/ J. David Kelsey

Name: J. David Kelsey

Title:   Authorized Signatory

ENTITY SELLER:

HPI REAL ESTATE OPPORTUNITY FUND III, LLC, a Delaware limited liability company

By: /s/ J. David Kelsey

Name: J. David Kelsey

Title:   Authorized Signatory

BUYER:

INDEPENDENCE REALTY OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Independence Realty Trust, Inc., its general partner

By:       /s/ Farrell Ender

Name:  Farrell Ender

Title:    President

SCHEDULE 1

Property Owner	Property Name	Address
HPI Live Oak Trace LLC (the “Live Oak Seller”)	Live Oak Trace (the “Live Oak Property”)	7615 Magnolia Beach Rd., Denham Springs, LA 70726
HPI Tides LLC (the “Tides Seller”)	Tides At Calabash (the “Tides Property”)	7112 Town Center Rd., Sunset, NC 26468
HPI Tides Land LLC (the “Tides Vacant Land Seller”)	Tides Vacant Land	N/A
HPI Cherry Grove LLC (the “Cherry Grove Seller”)	Cherry Grove Commons (the “Cherry Grove Property”)	1100 David Street, North Myrtle Beach, SC 29582
HPI Hunterstone LLC (the “Brunswick Point Seller”)	Brunswick Point (the “Brunswick Point Property”)	1001 Hunterstone Dr., Leland, NC 28451
HPI Creekside LLC (the “Creekside Seller”)	Creekside Corners Apartments (the “Creekside Property”)	5301 West Fairington Pkwy., Lithonia, GA 30038
HPI Schirm Farms LLC (the “Schirm Farms Property Owner”)	Schirm Farms (the “Schirm Farms Property”)	5340 Saddler Way, Canal Winchester, OH 43110
HPI Hartshire LLC (the “Hartshire Property Owner”)	Hartshire Lakes (the “Hartshire Property”)	3170 Hartshire South Dr., Bargersville, IN 46106
HPI Kensington Commons LLC (the “Kensington Property Owner”)	Kensington Commons Residences (the “Kensington Property”)	6300 Refugee Rd., Canal Winchester, OH 43110
HPI Riverchase LLC (the “Riverchase Property Owner”)	Riverchase Apartments (the “Riverchase Property”)	2730 Riverchase Dr., Indianapolis, IN 46214

EXHIBIT A

Property Name	Individual Property Allocation
Creekside Property	$43,900,822.00
Riverchase Property	$18,898,622.00
Hartshire Property	$27,597,222.00
Live Oak Property	$28,501,222.00
Tides Property (inclusive of Tides Vacant Land)	$14,269,222.00
Brunswick Property	$30,661,222.00
Schirm Farms Property	$23,749,222.00
Kensington Commons Property	$24,409,222.00
Cherry Grove Commons	$16,157,224.00
TOTAL	$228,144,000.00